UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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WIZARD WORLD, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WIZARD WORLD, INC.

662 N. Sepulveda Blvd., Suite 300

Los Angeles, CA 90049

(310) 648-8410

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 9, 2017

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Wizard World, Inc., a Delaware corporation (together with its subsidiaries, “Company”, “Wizard”, “we”, “us” or “our”), which will be held on October 9, 2017, at 10:00 A.M. PST at the offices of Eisner Jaffe, 9601 Wilshire Blvd #700, Beverly Hills, CA 90210, for the following purposes:

1.	To elect five directors to hold office for a one year term and until each of their successors are elected and qualified;

2.	To ratify the appointment of Rosenberg Rich Baker Berman & Company, as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on September 19, 2017, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for a period of ten days at the Company’s office, located at 662 N. Sepulveda Blvd., Suite 300, Los Angeles, California 90049.

By Order of the Board of Directors

/s/ John D. Maatta
John D. Maatta
Chief Executive Officer
September 20, 2017
Los Angeles, California

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

WIZARD WORLD, INC.

662 N. Sepulveda Blvd., Suite 300

Los Angeles, CA 90049

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 9, 2017

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Wizard World, Inc. (together with its subsidiaries, “Company”, “Wizard”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held at the offices of Eisner Jaffe, 9601 Wilshire Blvd #700, Beverly Hills, CA 90210,on October 9, 2017, at 10:00 A.M. PST, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about September 20, 2017.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on September 19, 2017 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 68,535,036 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 305 holders of record. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

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Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 662 N. Sepulveda Blvd., Suite 300, Los Angeles, California 90049, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Broker non-votes are not counted for any purpose in determining whether proposals have been approved. Under the Delaware General Corporation Law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The five nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants. Lastly, the affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the compensation of the named executive officers as disclosed in this Proxy Statement.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available, upon appointment, at the principal executive offices of the Company located at 662 N. Sepulveda Blvd., Suite 300, Los Angeles, California 90049 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five authorized directors. A total of five directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

John D. Maatta, age 65

John D. Maatta has been a member of the Board since May 25, 2011, serving as Chairman of the Board from February 5, 2016 through April 22, 2016 and Mr. Maatta has served as the Company’s Chief Executive Officer and President since May 3, 2016. Formerly, Mr. Maatta was engaged in the practice of law. Mr. Maatta also served as EVP of The CW Television Network, prior to which he was the Chief Operating Officer of The CW Network, which is America’s fifth broadcast network and a network that focuses substantially on targeting young adults between the ages of 18 and 34. From September 2005 through September 2006, Mr. Maatta served as the Chief Operating Officer of The WB, a Warner Bros. television network (“The WB”), where he had direct oversight of all business and operations departments, such as business affairs, finance, network distribution (which included The WB 100+ station group), technology, legal, research, network operations, broadcast standards and human resources. While Chief Operating Officer at The WB, Mr. Maatta also served as The WB’s General Counsel. Mr. Maatta is currently a director of Trader Vic’s, Inc., a Polynesian-style restaurant chain, a position he has held since 1998. Mr. Maatta received a Bachelor of Arts in Government from the University of San Francisco in 1974, and a Juris Doctorate from the University of California, Hastings College of the Law, in 1977. Between 2013 and 2016 Mr. Maatta served as the President of UNICEF for the Southern California region, and is a current member of the UNICEF Southern California Board and the Chairman of the UNICEF Chinese Children’s Initiative. Mr. Maatta is also a member of the Southern California Board of the Asia Society.

Paul L. Kessler, age 56

Paul L. Kessler was appointed as Executive Chairman of the Company on December 29, 2016. Mr. Kessler combines over 25 years of experience as an investor, financier and venture capitalist. In 2000, Mr. Kessler founded Bristol Capital Advisors, LLC, a Los Angeles based investment advisor, and has served as the Principal and Portfolio Manager from 2000 through the present. Mr. Kessler has broad experience in operating, financing, capital formation, negotiating, structuring and re-structuring investment transactions. He is involved in all aspects of the investment process including identification and engagement of portfolio companies. His investment experience encompasses both public and private companies. Mr. Kessler has actively worked with executives and boards of companies on corporate governance and oversight, strategic repositioning and alignment of interests with shareholders.

Greg Suess, age 44

Greg Suess has been a director of our Company since May 9, 2011. In 2000, he co-founded ROAR, a Beverly Hills-based management and consulting company that focuses on media and entertainment and provides comprehensive management services for its clients, including talent and brand management, managing partnerships, strategic alliances and marketing strategies that engage consumers through entertainment, music and lifestyle experiences. Mr. Suess is, and has been since inception, a partner at ROAR. Since 1997, Mr. Suess has been with the law firm of Glaser, Weil, Fink, Howard, Avchen & Shapiro, LLP, where he is currently Partner and focuses on general corporate law and media and entertainment. Mr. Suess holds a Bachelor of Science from the University of Southern California (Lloyd Greif Center for Entrepreneurial Studies), and holds a JD/MBA from Pepperdine University. He is a member of the State Bar of California.

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Michael Breen, age 54

Mr. Breen is an English qualified solicitor and was the Managing Director of the Sports and Entertainment Division of Bank Insinger de Beaufort N.V., a wealth management organization and part of the BNP Paribas Group, one of the world’s largest banks. Mr. Breen was an equity partner with the law firm Clyde & Co, where he specialized in all aspects of sports and entertainment law. Mr. Breen also has extensive experience in event based entertainment, having been responsible for the legal documentation relating to the world-famous UK music awards known as the Brit Awards. Mr. Breen holds an Honours LLB degree in law from the University College of Wales, Aberystwyth.

Jordan Schur, age 52, Director

Mr. Schur is a veteran of the music and film industries. In 1994, Mr. Schur created Flip Records, a record label that sold over seventy million records. In 1999, Mr. Schur was appointed President of Geffen Records at Universal Music Group, where he merged the original Geffen Records with MCA Records and DreamWorks Records. The expanded company went on to become a market leader, generating over Two Billion Dollars in sales. In 2006, Mr. Schur left Geffen and founded Suretone Records which drove several artists to number one on itunes and soundscan in the U.S. and around the world. Mr. Schur entered the film industry in 2008, founding Mimran Schur Pictures and going on to become a successful film producer. In 2012, Mr. Schur founded Suretone Pictures, where he released several notable films. In 2014, Mr. Schur, in partnership with Cinsay, created and launched Suretone Live, the world’s first syndicatable e-commerce and social media driven film, television, and music content destination.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF JOHN D. MAATTA, PAUL L. KESSLER, GREG SUESS, MICHAEL BREEN AND JORDAN SCHUR AS DIRECTORS.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Directors has appointed Rosenberg Rich Baker Berman & Company (“RRBB”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2017. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

RRBB will audit our consolidated financial statements for the fiscal year ended December 31, 2017. We anticipate that a representative of RRBB will be present by telephone at our 2017 annual meeting, will have the opportunity to make a statement if they desire to do so at the meeting, and will be available to respond to appropriate questions at the meeting.

Our consolidated financial statements for the fiscal years ended December 31, 2016 were audited by RRBB.

The following is a summary of fees billed by RRBB for fiscal years ended December 31, 2016 and 2015:

Audit Fees

(a) The aggregate fees billed by RRBB for the audit of the Company’s financial statements for the fiscal years ended December 31, 2016 and 2015, were $77,775 and $77,800, respectively.

Audit Related Fees

(b) RRBB did not bill the Company any amounts for assurance and related services that were related to its audit or review of the Company’s financial statements during the fiscal years ended December 31, 2016 and 2015, respectively.

Tax Fees

(c) The aggregate fees RRBB for tax compliance, advice and planning were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2015.

All Other Fees

(d) RRBB did not bill the Company for any products and services other than the foregoing during the fiscal years ended December 31, 2016 and 2015, respectively.

Audit Committee Pre-Approval Policies and Procedures

On March 17, 2013, the Board authorized the creation of an Audit Committee. Currently, the Audit Committee is not comprised of any members as its former members have departed from the Board or resigned from their position on the Audit Committee upon accepting positions as officers of the Company. The Audit Committee’s functions include: selecting our independent registered public accountants; reviewing the results and scope of the audit and other services provided by our independent registered public accountants; reviewing our financial statements for each interim period and for our year end and our internal financial and accounting controls; and recommending, establishing and monitoring the Company’s disclosure controls and procedures. In the absence of the Audit Committee the Board of Directors has assumed responsibility of such functions.

In the event shareholders fail to ratify the appointment of RRBB, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF RRBB AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .

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PROPOSAL 3

NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our shareholders to provide advisory approval of the compensation of the Named Officer (as defined herein), as described in the “Executive Compensation” section of this Proxy Statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the fiscal year ending 2017 and beyond.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“RESOLVED, that the compensation of the Company’s Named Officer, as disclosed pursuant to compensation disclosure rules of the Securities and Exchange Commission located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this Proposal 3 is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from shareholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND THE COMPENSATION PAID TO THE NAMED OFFICER.

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CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met approximately twice during fiscal year ended December 31, 2016. No director attended less than 100% of the meetings.

Audit Committee

On March 17, 2013, the Board authorized the creation of an Audit Committee. Currently, the Audit Committee is not comprised of any members as its former members have departed from the Board or resigned from their position on the Audit Committee upon accepting positions as officers of the Company. The Audit Committee’s functions include: selecting our independent registered public accountants; reviewing the results and scope of the audit and other services provided by our independent registered public accountants; reviewing our financial statements for each interim period and for our year end and our internal financial and accounting controls; and recommending, establishing and monitoring the Company’s disclosure controls and procedures. In the absence of the Audit Committee the Board of Directors has assumed responsibility of such functions.

Compensation Committee

On March 17, 2013, the Board authorized the creation of a Compensation Committee. Currently, Mr. Suess serves as the sole member of the Compensation Committee, with the full Board performing the duties otherwise reserved for the Compensation Committee until such time as additional members are appointed to the Compensation Committee. The Compensation Committee is responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to our Board the terms and conditions of all employee and consultant compensation and benefit plans. The Compensation Committee held three meetings in 2016 and was comprised of three members as of the times of such meetings. The Board intends to appoint additional members to the Compensation Committee in 2017.

Nominating and Corporate Governance Committee

On March 13, 2014, the Board authorized the creation of a Nominating and Corporate Governance Committee. Currently, Mr. Suess serves as the sole member of the Nominating and Corporate Governance Committee, with the full Board performing the duties otherwise reserved for the Nominating and Corporate Governance Committee until such time as additional members are appointed to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews and provides oversight with regard to the Company’s corporate governance related policies and procedures and also recommends nominees to the Board and committees of the Board, develops and recommends to the Board corporate governance principles, and oversees the evaluation of the Board and management. The Nominating and Corporate Governance Committee held one meeting in 2016 and was comprised of three members as of the time of such meeting. The Board intends to appoint additional members to the Nominating and Corporate Governance Committee in 2017.

Committee Charters

The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee have not yet adopted written charters which govern their conduct. The committees anticipate adopting such charters by the end of the next fiscal quarter.

Family Relationships

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

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Board Oversight in Risk Management

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including liquidity risk, operational risk, strategic risk and reputation risk. Our Chief Executive Officer also serves as one of our directors. In the context of risk oversight, at the present stage of our operations we believe that our selection of one person to serve in both positions provides the Board with additional perspective which combines the operational experience of a member of management with the oversight focus of a member of the Board. The business and operations of the Company are managed by our Board as a whole, including oversight of various risks that the Company faces.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock during the fiscal year ended December 31, 2016, were timely.

Code of Ethics

We have not yet adopted a code of ethics because we wanted to complete our constitution of the Board prior to adopting such code of ethics to allow the entire Board to review and approve a code of ethics.

Legal Proceedings

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries. No director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past ten years. No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years. No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years. No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

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Directors’ Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named directors by us during the year ended December 31, 2016.

						Non-Equity
Name						Incentive
And				Stock	Option	Plan	All Other
Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)	Awards ($)	Compensation ($)	Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

Paul L. Kessler Executive Chairman[1]	2016	$12,250	$-	$-	$57,406	$-	$-	$69,656

John D. Maatta Director[2]	2016	$6,750	$-	$-	$57,406	$-	$-	$64,156

Greg Suess Director	2016	$14,500	$-	$-	$57,406	$-	$-	$71,906

Vadim Mats Former Director[3]	2016	$16,250	$-	$-	$57,406	$-	$-	$73,656

Kenneth Shamus Former Director[4]	2016	$11,250	$-	$-	$57,406	$-	$-	$68,656

John M. Macaluso Former Director[5]	2016	$-	$-	$-	$-	$-	$-	$-

(1)	On April 22, 2016, the Board appointed Mr. Paul L. Kessler as non-executive Chairman of the Board. On December 29, 2016, Mr. Kessler was appointed as Executive Chairman of the Board. Mr. Kessler serves as Executive Chairman pursuant to a consulting agreement between the Company and Bristol Capital, LLC, a Delaware limited liability company managed by Mr. Kessler.

(2)	On February 5, 2016, the Board appointed Mr. John Maatta as the non-executive Chairman of the Board. On April 22, 2016, Mr. Maatta resigned as non-executive Chairman of the Board and continued to serve as a director.

(3)	On March 23, 2017 Mr. Mats Resigned from the Board.

(4)	On October 27, 2016 Mr. Shamus Resigned from the Board.

(5)	On February 5, 2016, the Board appointed Mr. Maatta as the Chairman of the Board. Mr. Macaluso continued to serve as a director through April 19, 2016 when he resigned from the Board.

Director Agreements

The Company has entered into director agreements with each of its directors except Mr. Schur and Mr. Breen. The Company plans to enter into director Agreements with Mr. Schur and Mr. Breen in the near future. Each director agreement commences on the date that the respective director was appointed a member of the Board and continues through the Company’s next annual stockholders’ meeting, unless automatically renewed at the option of the Board on such date that such director is re-elected to the Board. Pursuant to the director agreements entered into with our directors, each director is granted a non-qualified option to purchase up to 150,000 shares of the Company’s common stock. Mr. Mats’ director agreement provided for a quarterly issuance of 10,000 shares of restricted common stock. On April 11, 2012, Mr. Mats waived his right to receive the stock award granted to him under his director agreement going forward. On May 9, 2011, Mr. Mats was granted a non-qualified option to purchase 150,000 shares of the Company’s common stock.

In conjunction with the director agreements, we entered into an indemnification agreement with each director that is effective during the term that such director serves as a member of the Board until six years thereafter. The indemnification agreement indemnifies the director to the fullest extent permitted under Delaware law for any claims arising out of, or resulting from, among other things, (i) any actual, alleged or suspected act or failure to act as a director or agent of the Company and (ii) any actual, alleged or suspected act or failure to act in respect of any business, transaction, communication, filing, disclosure or other activity of the Company. Further, the director is indemnified for any losses pertaining to such claims, provided, however, that the losses not include expenses incurred by the director in respect of any claim as which such director shall have been adjudged liable to the Company, unless the Delaware Chancery Court rules otherwise.

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On May 5, 2014, the Board approved the granting to each of the five then non-employee members of the Board on May 9, 2014, a non-qualified stock option to purchase up to three hundred thousand (300,000) shares of the Company’s common stock at an exercise price of $0.64 per share. Such options expire five years from the date of issuance and shall vest in equal amounts over a period of three (3) years at the rate of twenty-five thousand (25,000) shares per fiscal quarter at the end of such quarter, commencing in the quarter ended June 30, 2014, and pro-rated for the number of days each non-employee member of the Board serves on the Board during such fiscal quarter.

In addition, effective as of May 1, 2014, the non-employee members of the Board (i) for their participation in meetings of the Board and its committees, will be compensated $1,000 for in person meeting, and $250 - $500 per telephonic meeting, depending on the length of the telephonic meeting, and (ii) will be provided a monthly retainer of $750 per month.

Executive Compensation

The following table set sets forth the Company’s executive officers as of September 19, 2017:

NAME	AGE	POSITION	OFFICER SINCE
John Maatta	65	Chief Executive Officer, and President	May 3, 2017 (1)

(1)	Mr. Maatta was appointed as the Company’s Chief Executive Officer and President on May 3, 2016. Mr. Maatta has been a member of the Board since May 25, 2011, serving as Chairman of the Board from February 5, 2016 through April 22, 2016.

2016 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

John D. Maatta (1)	2016	$165,277	$-	$-	$121,953	$-	$-	$-	$287,230
Chief Executive Officer	2015	$-	$-	$-	$-	$-	$-	$-	$-
Director	2014	$-	$-	$-	$-	$-	$-	$-	$-
Paul L. Kessler (2)	2016	$-	$-	$-	$-	$-	$-	$-	$-
Executive Chairman	2015	$-	$-	$-	$-	$-	$-	$-	$-
	2014	$-	$-	$-	$-	$-	$-	$-	$-
Randall S. Malinoff (3)	2016	$168,462	$-	$-	$65,613	$-	$-	$-	$234,075
Chief Operating Officer	2015	$-	$-	$-	$-	$-	$-	$-	$-
	2014	$-	$-	$-	$-	$-	$-	$-	$-
John M. Macaluso	2016	$163,605	$-	$-	251,326	$-	$-	$-	$414,931
Former Chief Executive Officer (4)(5)	2015	$500,000	$570,832	$-	$888,113	$-	$-	$14,400	$1,973,345
	2014	$326,667	$466,988	$-	$541,505	$-	$-	$10,400	$1,345,560

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(1)	Mr. Maatta was appointed as the Company Chief Executive Officer effective May 3, 2016. Mr. Maatta served as the Company’s non-executive Chairman from February 5, 2016 through April 22, 2016.

(2)	Mr. Kessler served as the Company’s non-executive Chairman from April 22, 2016 through December 29, 2016. On December 29, 2016, Mr. Kessler was appointed as Executive Chairman. Mr. Kessler serves as Executive Chairman pursuant to a consulting agreement between Bristol Capital, LLC and the Company.

(3)	Mr. Malinoff was appointed as the Company’s Interim Chief Operating Officer effective as of March 2, 2016 and appointed Executive Vice President and Chief Operating Officer on July 14, 2016.

(4)	Mr. Macaluso served as the Company’s Chief Executive Officer from March 19, 2012 through April 19, 2016, when he resigned. On October 10, 2012, Mr. Macaluso was appointed as the Company’s Chairman of the Board and served in such capacity until February 5, 2016 when he resigned as Chairman of the Board, but remained a Director until his resignation as a Director on April 19, 2016.

(5)	The Company used a credit card in the name of Mr. Macaluso for certain business expenses. This practice may have resulted in Mr. Macaluso receiving points or rewards under the terms of the credit card provider’s agreement with Mr. Macaluso, even though the Company makes all payments related to such expenses. The Board is evaluating such practices.

Employment Agreement with John D. Maatta

In connection with the appointment of John D. Maatta as the President and Chief Executive Officer of the Company, the Company and Mr. Maatta entered into an employment agreement, dated as of July 15, 2016 but effective as of May 3, 2016 (the “Maatta Employment Agreement”). The initial term of the Maatta Employment Agreement is for a period of two (2) years, commencing on May 3, 2016 (the “Maatta Initial Term”). The term of the Maatta Employment Agreement will be automatically extended for additional terms of one (1) year each (each (1) year extension together with the Maatta Initial Term, the “Maatta Agreement Term”), unless either the Company or Mr. Maatta gives prior written notice of non-renewal to the other party no later than sixty (60) days prior to the expiration of the then current Maatta Agreement Term.

During the Term, the Company will pay Mr. Maatta an annual base salary of $250,000. In addition, Maatta may receive an annual bonus as determined by the Compensation Committee of the Board and approved by the Board. In December of 2016, Mr. Maatta declined acceptance of any cash bonus for the year ended December 31, 2016. Effective June 17, 2017, Mr. Maatta voluntarily elected to accept cash compensation of $60,000 per year, with the remaining $190,000 per year deferred until such date Mr. Maatta and the Company shall mutually agree.

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As additional consideration for entering into the Maatta Employment Agreement, Mr. Matta received the following:

(i) 100,000 options to purchase shares of the Company’s common stock, such options vesting immediately and expiring May 3, 2021, at an exercise price of $0.50 per share;

(ii) 100,000 options to purchase shares of the Company’s common stock, such options vesting on September 30, 2016 and expiring May 3, 2021, at an exercise price of $0.50 per share;

(iii) 100,000 options to purchase shares of the Company’s common stock, such options vesting on December 31, 2016 and expiring May 3, 2021, at an exercise price of $0.50 per share;

(iv) 100,000 options to purchase shares of the Company’s common stock, such options vesting on March 31, 2017 and expiring May 3, 2021, at an exercise price of $0.55 per share;

(v) 100,000 options to purchase shares of the Company’s common stock, such options vesting on June 30, 2017 and expiring May 3, 2021, at an exercise price of $0.55 per share;

(vi) 100,000 options to purchase shares of the Company’s common stock, such options vesting on September 30, 2017 and expiring May 3, 2021, at an exercise price of $0.55 per share;

(vii) 100,000 options to purchase shares of the Company’s common stock, such options vesting on December 31, 2017 and expiring May 3, 2021, at an exercise price of $0.60 per share;

(viii) 100,000 options to purchase shares of the Company’s common stock, such options vesting on March 31, 2018 and expiring May 3, 2021, at an exercise price of $0.60 per share; and

(ix) 300,000 options to purchase shares of the Company’s common stock, such options vesting upon a Change in Control (as defined in the Maatta Employment Agreement) during the term of the Maatta Employment Agreement, at an exercise price of $0.50 per share.

The options will vest immediately upon a “Change in Control” as defined in the Maatta Employment Agreement.

Consulting Agreements

Bristol Capital, LLC – related party

On December 29, 2016, the Company, entered into a Consulting Services Agreement (the “Bristol Consulting Agreement”) with Bristol Capital, LLC, a Delaware limited liability company managed by Paul L. Kessler, the then non-executive Chairman of the Company. Pursuant to the Bristol Consulting Agreement, Mr. Kessler will serve as Executive Chairman of the Company. The initial term of the Bristol Consulting Agreement is from December 29, 2016 through March 28, 2017 (the “Initial Bristol Consulting Term”). The term of the Bristol Consulting Agreement will be automatically extended for additional terms of 90 day periods each (each additional term together with the Initial Bristol Consulting Term, the “Bristol Consulting Term”), unless either the Company or Bristol Capital, LLC gives prior written notice of non-renewal to the other party no later than thirty (30) days prior to the expiration of the then current Bristol Consulting Term.

During the Bristol Consulting Term, the Company will pay Bristol Capital, LLC a monthly fee (the “Monthly Fee”) of $18,750. For services rendered by Bristol Capital, LLC prior to entering into the Bristol Consulting Agreement, the Company will pay Bristol Capital, LLC the Monthly Fee, pro-rated, for the time between September 1, 2016 and December 29, 2016. Bristol Capital, LLC may also receive an annual bonus as determined by the Compensation Committee of the Board and approved by the Board.

In addition, the Company will grant to Bristol Capital, LLC options to purchase up to an aggregate of 600,000 shares of the Company’s common stock, par value $0.0001 per share, in accordance with the following vesting schedule and at the applicable exercise prices therein:

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(i) 75,000 options to purchase shares of the Company’s common stock, such options vesting upon the Effective Date and expiring on December 29, 2021, at an exercise price of $0.50 per share;

(ii) 75,000 options to purchase shares of the Company’s common stock, such options vesting on December 31, 2016 and expiring on December 29, 2021, at an exercise price of $0.50 per share;

(iii) 75,000 options to purchase shares of the Company’s common stock, such options vesting on March 31, 2017 and expiring on December 29, 2021, at an exercise price of $0.55 per share;

(iv) 75,000 options to purchase shares of the Company’s common stock, such options vesting on June 30, 2017 and expiring on December 29, 2021, at an exercise price of $0.55 per share;

(v) 75,000 options to purchase shares of the Company’s common stock, such options vesting on September 30, 2017 and expiring on December 29, 2021, at an exercise price of $0.55 per share;

(vi) 75,000 options to purchase shares of the Company’s common stock, such options vesting on December 31, 2017 and expiring on December 29, 2021, at an exercise price of $0.60 per share;

(vii) 75,000 options to purchase shares of the Company’s common stock, such options vesting on March 31, 2018 and expiring on December 29, 2021, at an exercise price of $0.60 per share; and

(viii) 75,000 options to purchase shares of the Company’s common stock, such options vesting on June 30, 2018 and expiring on December 29, 2021, at an exercise price of $0.60 per share.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board currently consists only of Greg Suess who is independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by virtue of any general statement in such filing incorporating the Annual Report by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The independent members of the Board of Directors have reviewed and discussed with management the disclosure regarding Executive Compensation contained in this proxy statement for the 2017 annual meeting. Based on the review and discussions, the independent members of the Board of Directors have recommended to the Board that such disclosure be included in this proxy statement. The independent members of the Board of Directors also recommend a vote “FOR” the adoption of the resolution 3 approving the Company’s executive compensation policies and procedures and the 2017 compensation paid to the Named Officer, as disclosed in the “Executive Compensation” section of this proxy statement, and the accompanying compensation tables and the related disclosures.

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Outstanding Equity Awards

2016 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS								STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)		Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)

John D. Maatta Chief Executive Officer and1 President	200,000	600,000	600,000		$0.55	5/11/21	-	-	-	-

Paul L. Kessler Executive Chairman	150,000	450,000	450,000		$0.55	12/29/21	-	-	-	-

Randall S Malinoff, Former Executive Vice President and Chief Operating Officer	150,000	450,000	450,000		$0.56	11/8/21	-	-	-	-

John M. Macaluso Former Chief Executive Officer and Former Chairman	-	-	-	$			-	-	-	-

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We present all possible transactions between us and our officers, directors and 5% stockholders, and our affiliates, to our Board for their consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties. During their years ended December 31, 2014 and 2015, the Company had the following transactions with related persons reportable under Item 404 of Regulation S-K:

Bristol and ROAR each received a 2.5% profits participation and ownership interest in CONtv.

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Effective December 29, 2014, the Company and a member of the Board formed Wiz Wizard. The Company and the member of the Board each own 50% of the membership interest and shall allocate the profits and losses accordingly upon repayment of the initial capital contributions on a pro rata basis. On February 4, 2016, the member of the Board assigned his fifty percent (50%) membership interest to the Company.

On June 16, 2016, the Company entered into a Standard Multi-Tenant Sublease (“Sublease”) with Bristol Capital Advisors, LLC (“Bristol Capital”), an entity Controlled by the Company’s Executive Chairman. The term of the Sublease is for 5 years and 3 months, beginning on July 1, 2016 with monthly payments of $8,118. Upon execution of the Sublease, the Company paid a security deposit of $9,137 and $199,238 for prepaid rent of which $181,796 remains as of December 31, 2016. The amounts received by Bristol Capital from the Company pursuant to the Sublease are paid directly to the owner of such premises by Bristol Capital on a pass-through basis, without mark-up.

Effective December 1, 2016, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with Bristol Investment Fund, Ltd., an entity controlled by the Executive Chairman of the Company (at the time of Purchase Agreement, Mr. Kessler served as the non-executive Chairman of the Company), for the sale of the Company’s securities, comprised of (i) $2,500,000 of convertible debentures convertible at a price of $0.15 per share (the “Debenture”), (ii) warrants (the “Series A Warrants”) to acquire 16,666,667 shares of the Company’s common stock, at an exercise price of $0.15 per share (the “Series A Initial Exercise Price”), and (iii) warrants (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”) to acquire 16,666,650 shares of the Company’s common stock at an exercise price of $0.0001 per share (the “Series B Initial Exercise Price”). As a condition to Bristol Investment Fund, Ltd. entering into the Purchase Agreement, the Company entered into a Security Agreement (the “Security Agreement”) in favor of Bristol Investment Fund, Ltd., granting a security interest in substantially all of the property of the Company, whether presently owned or existing or hereafter acquired or coming into existence, including but not limited to, its ownership interests in its subsidiaries, to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Debenture.

The Company received $2,500,000 in cash from the offering of the securities. The net proceeds of the offering, approximately $2,475,000, will be used by the Company for working capital purposes.

Director Independence

The common stock of the Company is currently quoted on the OTCBB and OTCQB, quotation systems which currently do not have director independence requirements. On an annual basis, each director and executive officer will be obligated to disclose any transactions with the Company in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest in accordance with Item 407(a) of Regulation S-K. Following completion of these disclosures, the Board will make an annual determination as to the independence of each director using the current standards for “independence” that satisfy the criteria for the NASDAQ.

As of April 17, 2016, the Board determined that the following directors are independent under these standards:

Greg Suess, Jordan Schur, and Michael Breen.

The Company has a standing Compensation Committee, a standing Audit Committee and a standing Nominating and Corporate Governance Committee. As of April 17, 2016, the Board has determined that Mr. Suess, sole member of the Compensation Committee and Nominating and Corporate Governance Committee, is an independent director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS.

Our authorized capital stock consists of 100,000,000 shares, of which 80,000,000 are for shares of common stock, par value $0.0001 per share, and 20,000,000 are for shares of preferred stock, par value $0.0001 per share, of which 50,000 have been designated as Series A Cumulative Convertible Preferred Stock. As of September 19, 2017, there were 68,535,036 shares of our common stock issued and outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders.

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The following table sets forth information as of September 19, 2017, with respect to the beneficial ownership of our common stock by (i) each of our officers and directors, (ii) our officers and directors as a group and (iii) each person known by us to beneficially own five percent (5%) or more of our outstanding common stock. Unless otherwise specified, the address of each of the persons set forth below is in care of Wizard World, Inc., 662 N. Sepulveda Blvd., Suite 300, Los Angeles, CA 90049.

Title of Class	Name of Beneficial Owner (1)(2)	Number of Shares		Percent of Class (3)

Common	John D. Maatta, Chief Executive Officer, President, Director	500,000	(4)	* %
Common	Paul L. Kessler, Executive Chairman	84,241,870	(5)	82%
Common	Greg Suess, Director	385,053	(7)	* %
Common	Jordan Schur, Director	-		0%
Common	Michael Breen, Director	-		0%
Common	All officers and directors as a group (5 persons)	85,126,923		83%

* denotes less than 1%

(1)	Beneficial ownership generally includes voting or investment power with respect to securities. Unless otherwise indicated, each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the securities. Beneficial ownership is determined in accordance with Rule 13d–3(d)(1) under the Exchange Act and includes securities for which the beneficial owner has the right to acquire beneficial ownership within 60 days.

(2)	Former directors Mr. Mats (resigned from the Board on March 23, 2017), Mr. Kenneth Shamus (resigned from the Board on October 27, 2016), and Mr. Macaluso (resigned from the Board on April 19, 2016) are not included in this table because they are not presently directors and do not beneficially own five percent (5%) or more of the Company’s common stock.

(3)	Based on 68,535,036 shares of common stock issued and outstanding as of April 13, 2016.

(4)	This total includes shares issuable upon exercise of an option for 1,100,000 shares of common stock, of which approximately 500,000 have vested.

(5)	The total consists of: (i) 48,803,836 shares owned by Bristol Investment Fund, Ltd., a Cayman Islands exempted company managed by Bristol Capital Advisors LLC (“Bristol Capital”), a Delaware limited liability company, of which Mr. Kessler, as the manager of Bristol Capital, acting alone, has voting and dispositive power over the shares beneficially owned (ii) 489,000 shares owned by Bristol Capital, LLC, a Delaware limited liability company of which Mr. Kessler is the manager and, acting alone, has voting and dispositive power over the shares beneficially owned, (iii) 78,700 shares owned by Paul Kessler IRA Rollover, of which Mr. Kessler, acting alone, has voting and dispositive power over the shares beneficially owned, and (iv) 787,000 shares owned by Bristol Capital Pension and Profit Sharing, of which Mr. Kessler, acting alone, has voting and dispositive power over the shares beneficially owned. This total includes shares issuable upon exercise of an option for 1,050,000 shares of common stock, of which approximately 750,000 have vested. This total includes shares issuable upon exercise of a warrant for 16,666,667 shares of common stock, of which approximately 16,666,667 have vested. This total includes shares issuable upon exercise of a convertible note for 16,666,667 shares of common stock, of which approximately 16,666,667 have vested.

(6)	This total includes shares issuable upon exercise of an option for 600,000 shares of common stock, of which approximately 225,000 have vested.

(7)	This total includes shares issuable upon exercise of an option for 300,000 shares of common stock, of which approximately 300,000 have vested.

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Stock Option Issuances Under the 2011 Incentive Compensation and Award Plan

Option Grants

On May 9, 2011, as subsequently amended on September 14, 2011, April 11, 2012, July 9, 2012 and September 25, 2014, we adopted the 2011 Incentive Stock and Award Plan, which was authorized and approved by the Board, and have granted to all directors, options to purchase our common stock pursuant to the terms of their employment, consulting and/or director agreements.

In conjunction with the director agreements and indemnification agreements described above, we entered into a Non-qualified Stock Option Agreement (“Stock Option Agreement”) with each director, pursuant to which the director was granted a non-qualified stock purchase option (the “Non-qualified Option”) to purchase up to an aggregate of one hundred fifty thousand (150,000) shares of our common stock, subject to the terms and conditions of the Plan. The exercise price for the Non-qualified Option is the closing price of the Company’s common stock on the execution date of the director agreement. The Non-qualified Option is exercisable for a period of five years and vests in equal amounts over a period of three (3) years at the rate of twelve thousand five hundred (12,500) shares per fiscal quarter at the end of such quarter, and pro-rated for the number of days the director served on the Board during such fiscal quarter. Notwithstanding the foregoing, if the director ceases to be a member of Board at any time during the three (3)-year vesting period for any reason (such as resignation, withdrawal, death, disability or any other reason), then any un-vested portion of the Non-qualified Option shall be irrefutably forfeited.

On May 5, 2014, the Board approved the granting to each of the five non-employee members of the Board on May 9, 2014, a Non-qualified Option to purchase up to three hundred thousand (300,000) shares of the Company’s common stock subject to the terms and conditions of the Plan. The exercise price for the Non-qualified Options is $0.64. The Non-qualified Option is exercisable for period of five (5) years from the date of issuance and such option shall vest in equal amounts over a period of three (3) years at the rate of twenty-five thousand (25,000) shares per fiscal quarter at the end of such quarter, commencing in the quarter ended June 30, 2014, and pro-rated for the number of days each non-employee member of the Board serves on the Board during such fiscal quarter.

In addition, in connection with Mr. Macaluso’s Employment Agreement, the Company granted to Macaluso Options to purchase shares of the Company’s common stock, par value $0.0001 per share, which shall vest as follows: (i) 763,888 Options, which have already been issued to Macaluso pursuant to Macaluso’s original employment agreement with the Company, dated March 19, 2012, and shall vest quarterly over the period ending March 18, 2015, at an exercise price of $0.44 per share; (ii) 900,000 of the Options shall vest quarterly over the period beginning on March 19, 2015 and ending March 18, 2016, at an exercise price of $1.00 per share; (iii) 900,000 of the Options shall vest quarterly over the period beginning on March 19, 2016 and ending March 18, 2017, at an exercise price of $1.25 per share; and (iv) 900,000 of the Options which shall vest quarterly over the period beginning on March 18, 2017 and ending March 18, 2018, at an exercise price of $1.50 per share.

Restricted Stock Awards

On January 14, 2011, the Company entered into a director agreement with Vadim Mats. The term of such agreement was for one year. As compensation for his services, Mr. Mats was to receive ten thousand (10,000) shares of the Company’s restricted common stock, par value $0.0001 per share at the end of every fiscal quarter during which he serves as a member of the Board. For any period during the term that Mr. Mats did not serve a full quarter, the amount of shares of common stock issued was be pro-rated based on the number of days during such quarter that the Mr. Mats was a member of the Board. On April 11, 2012, Mr. Mats waived his right to receive the stock award granted to him under his director agreement going forward.

Stock Option Issuances Under the 2016 Incentive Compensation and Award Plan

Option Grants

On August 12, 2016, Board unanimously approved, authorized and adopted (subject to stockholder approval) the 2016 Incentive Stock and Award Plan (the “2016 Plan”) to replace the expired Third Amended and Restated 2011 Incentive Stock and Award Plan. The 2016 Plan provides for the issuance of up to 5,000,000 shares of the Company’s common stock through the grant of nonqualified options, incentive options and restricted stock to the Company’s directors, officers, consultants, attorneys, advisors and employees.

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On July 15, 2016, in conjunction with the Maatta Employment Agreement, the Company granted to Mr. Maatta 800,000 options to purchase shares of the Company’s common stock, par value $0.0001 per share which shall vest quarterly over the period beginning on July 15, 2016 and ending May 3, 2021, at an exercise price range of $0.50 to $0.60 per share.

On November 8, 2016, in conjunction with the Malinoff Employment Agreement, the Company granted to Mr. Malinoff 600,000 options to purchase shares of the Company’s common stock, par value $0.0001 per share which shall vest quarterly over the period beginning on November 8, 2016 and ending July 14, 2021, at an exercise price range of $0.50 to $0.60 per share.

On December 29, 2016, in conjunction with the Bristol Consulting Agreement, the Company granted to Bristol 600,000 options to purchase shares of the Company’s common stock, par value $0.0001 per share which shall vest quarterly over the period beginning on December 29, 2016 and ending December 29, 2021, at an exercise price range of $0.50 to $0.60 per share.

SHAREHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Wizard World, Inc., 662 N. Sepulveda Blvd., Suite 300, Los Angeles, California 90049, Attention: Board of Directors.

FUTURE SHAREHOLDER PROPOSALS

Rule 14a-8 under the Securities Exchange Act of 1934, as amended, addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of shareholders. Under Rule 14a-8, proposals that shareholders intend to have included in the Company’s proxy statement and form of proxy for the 2018 Annual Meeting of Shareholders must be received by the Company no later than July 31, 2018.

If a shareholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the shareholder must follow the procedures set forth in the Company’s bylaws. A copy of the Company’s bylaws setting forth the requirements for the nomination of director candidates by shareholders and the requirements for proposals by shareholders may be obtained from the Company’s Secretary at the address indicated on the first page of this proxy statement. If the date of the 2018 Annual Meeting of Shareholders is the same as the date of the 2017 Annual Meeting of Shareholders, shareholders who wish to nominate directors or to bring business before the 2018 Annual Meeting of Shareholders must notify the Company by no later than July 31, 2018. The notice must also comply with the Company’s bylaws. Notices should be directed to: Wizard World, Inc., 662 N. Sepulveda Blvd., Suite 300, Los Angeles, California 90049, Attention: Secretary.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 662 N. Sepulveda Blvd., Suite 300, Los Angeles, California 90049 or by calling telephone number (310) 648-8410.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, Wizard World, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

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OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, John Macaluso, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ John D. Maatta
John D. Maatta
Chief Executive Officer

September 20, 2017

Los Angeles, California

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

WIZARD WORLD, INC.

The undersigned hereby appoints John D. Maatta as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on October 9, 2017, at 10:00 A.M. PST at the offices of Eisner Jaffe, 9601 Wilshire Blvd #700, Beverly Hills, CA 90210, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

John D. Maatta	Paul Kessler	Greg Suess	Jordan Schur	Michael Breen

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal Nos. 1 and 3, and a ratification of Proposal No. 2.

1.	To elect five directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

2.	To ratify the appointment of Rosenberg Rich Baker Berman & Company as the independent registered public accounting firm of the Company.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

3.	To approve, in a non-binding advisory vote, the compensation of the Company’s Named Officer.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

4.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

[ ] WITHHOLDS

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This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated: ____, 2017

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.

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